Exhibit 99.2

CERTIFICATE OF DETERMINATION
OF
FLOATING RATE SERIES C NONCUMULATIVE REDEEMABLE
PREFERRED STOCK
OF
VINEYARD NATIONAL BANCORP
____________________________________

Pursuant to Section 401 of the
California Corporation Code
____________________________________

Norman A. Morales and Richard S. Hagan certify that:

1. They are the President and Secretary, respectively, of Vineyard National Bancorp, a California corporation (the “Corporation”).

2. The authorized number of shares of Preferred Stock of the Corporation is Ten Million (10,000,000). The authorized number of Floating Rate Series C Noncumulative Redeemable Preferred Stock is Ten Thousand (10,000), none of which has been issued.

3. Pursuant to the authority given by the Articles of Incorporation of the Corporation (as amended from time to time, the “Articles of Incorporation”), the Board of Directors of the Corporation (the “Board of Directors”) has duly adopted the following recitals and resolutions:

WHEREAS, the Articles of Incorporation of Vineyard National Bancorp (the “Corporation”) authorizes a class of Preferred Stock comprising of 10,000,000 shares issuable from time to time in one or more series; and

WHEREAS, the Board of Directors is authorized to fix or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, including but not limited to the dividend rights, dividend rates or formulas, conversion rights, voting rights, and the liquidation preferences, and the number of shares constituting any such series and the designation thereof, or any of them and it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a new series of Preferred Stock and the number of shares constituting such series;

NOW THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors by the Articles of Incorporation, a series of preferred stock, without par value, of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

(1)  Designation and Amount. There shall be created from the 10,000,000 shares of preferred stock, without par value, of the Corporation authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the “Floating Rate Series C Noncumulative Redeemable Preferred Stock” (the “Series C Preferred Stock”), and the number of shares of such series shall be Ten Thousand (10,000) (the “Shares”). Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no such decrease shall reduce the number of authorized shares of the Series C Preferred Stock to a number less than the number of shares of the Series C Preferred Stock then issued and outstanding.

(2)  Rank. The Series C Preferred Stock will, with respect to dividend rights and rights upon liquidation (as defined in Section 4(a)) of the Corporation, rank (a) senior to all classes or series of the Corporation’s Common Stock (as defined below) and to all equity securities issued by the Corporation the terms of which provide that such equity securities shall rank junior to the Series C Preferred Stock, (b) on parity with all equity securities issued by the Corporation other than those equity securities referred to in clause (a) or (c) in this Section and (c) junior to all equity securities issued by the Corporation that rank senior to the Series C Preferred Stock in accordance with Section 6(e). The term “Common Stock” shall mean the common stock, no par value, of the Corporation, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from no par value to par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Corporation is a constituent corporation. The term “equity securities” shall not include convertible debt securities.

(3)  Dividends.

(a)  Holders of record of Series C Preferred Stock shall be entitled to receive out of funds legally available therefor, noncumulative cash dividends at a floating rate per annum of the liquidation preference thereof from, and including, April 15, 2005, which, with respect to any Dividend Period (as defined below), will be equal to LIBOR (as defined below), as determined on the LIBOR Determination Date (as defined below) for such Dividend Period (or, in the case of the first Dividend Period, will be equal to 3.15%), plus 3.8%. Such dividends shall be payable quarterly on the January 1, April 1, July 1 and October 1 of each year (each, a “Dividend Payment Date”) that immediately follows the completion of a Dividend Period, commencing on July 1, 2005, and shall be computed on the basis of a 360-day year and the actual number of days elapsed in such Dividend Period; provided, however, that if any Dividend Payment Date other than a Redemption Date (as defined in Section 5(a)) falls on a day that is not a Business Day (as defined below), then any dividends payable shall be paid on, and such Dividend Payment Date shall be moved to, the next succeeding Business Day, and additional dividends shall accrue for each day such payment is delayed as a result thereof. Dividends declared in respect of a Dividend Payment Date, if any, shall be payable to the holders of record of Series C Preferred Stock appearing in the stock records of the Corporation at the close of business on the applicable record date (whether or not a Business Day), which shall be a date designated by the Board of Directors for the payment of dividends that is not less than 10 nor more than 60 calendar days immediately preceding such Dividend Payment Date (each, a “Dividend Record Date”). Notwithstanding anything to the contrary contained herein, noncumulative cash dividends on the Series C Preferred Stock referred to above shall be payable only if the Corporation’s Board of Directors, in its sole discretion, so declares such dividends. If so declared by the Corporation’s Board of Directors, the amount and timing of noncumulative cash dividends on the Series C Preferred Stock shall be subject to the sole discretion of the Corporation’s Board of Directors.

“Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in The City of New York or Sacramento, California are permitted or required by law, executive order or regulation to close.

“Dividend Period” means (i) in the case of the initial period, the period from, and including, the date of original issuance of the Shares to, but excluding, the initial Dividend Payment Date (the “Initial Dividend Period”) and (ii) thereafter, the period from, and including, the first day following the end of the preceding Dividend Period to, but excluding, the applicable Dividend Payment Date or, in the case of the last Dividend Period, the related Redemption Date, as applicable.

“LIBOR” for any applicable Dividend Period shall be determined by Wilmington Trust Company, as calculation agent (including any successor calculation agent, the “Calculation Agent”), in accordance with the following provisions:

(i) On the second LIBOR Business Day (provided, that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a “LIBOR Banking Day”), and otherwise the next preceding LIBOR Business Day that is also a LIBOR Banking Day) prior to the commencement of such Dividend Period (each such day, a “LIBOR Determination Date”), LIBOR shall equal the rate, as obtained by the Calculation Agent, for three-month U.S. Dollar deposits in Europe, which appears on Telerate (as defined in the International Swaps and Derivatives Association, Inc. 2000 Interest Rate and Currency Exchange Definitions) page 3750 or such other page as may replace such page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date, as reported by Bloomberg Financial Markets Commodities News or any successor service (“Telerate Page 3750”). “LIBOR Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in The City of New York or Wilmington, Delaware are authorized or obligated by law, executive order or regulation to be closed. If such rate is superseded on Telerate Page 3750 by a corrected rate before 12:00 noon (London time) on such LIBOR Determination Date, the corrected rate as so substituted will be LIBOR for such LIBOR Determination Date.

(ii) If, on such LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Calculation Agent shall calculate the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent) by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on such LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on such LIBOR Determination Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in The City of New York (as selected by the Calculation Agent) are quoting on such LIBOR Determination Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

(iii) If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR for such Dividend Period shall be LIBOR in effect for the immediately preceding Dividend Period (or, if such immediately preceding Dividend Period is the Initial Dividend Period, shall be 3.15%).

All percentages resulting from any calculations on the Shares will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

On each LIBOR Determination Date, the Calculation Agent shall notify, in writing, the Corporation of the applicable dividend rate that applies to the related Dividend Period. The Calculation Agent shall, upon the request of a holder of any Shares, inform such holder of the dividend rate that applies to the related Dividend Period.

The Corporation covenants that, for so long as any of the Shares remain outstanding, there shall at all times be a Calculation Agent engaged to perform the tasks of the Calculation Agent specified hereunder. In the event that the Calculation Agent resigns or is removed as Calculation Agent for the Shares, the Corporation shall appoint another leading bank that is knowledgeable about the London interbank market to act as such in its place.

(b)  No dividend on the Series C Preferred Stock shall be authorized or declared or paid or set apart for payment by the Corporation if at such time (i) the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach or default thereunder or (ii) such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law.

(c)  Except as otherwise specified herein, the Shares shall not be entitled to any dividends in excess of the full noncumulative dividends declared thereon. In addition, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend on the Series C Preferred Stock that is not paid on the applicable Divided Payment Date.

(d)  Except as provided in the next succeeding sentence, if any Shares of Series C Preferred Stock are outstanding, no dividends or other distributions shall be declared or paid or set apart for payment, and no other dividend or distribution shall be declared or made upon, the Corporation’s Common Stock or any other equity securities ranking, as to dividends or upon liquidation, on parity with or junior to the Series C Preferred Stock unless full dividends on the Series C Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for three consecutive Dividend Periods, the most recent of which is the then current Dividend Period, or, if there have been fewer than three Dividend Periods since the date of original issuance of the Shares, for each Dividend Period commencing on or after such original issuance date. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series C Preferred Stock and all other equity securities ranking, as to dividends, on a parity with the Series C Preferred Stock, all dividends declared upon the Series C Preferred Stock and any other equity securities ranking, as to dividends, on a parity with the Series C Preferred Stock shall be authorized and declared by the Corporation on a pro rata basis so that the amount of dividends per Share of Series C Preferred Stock and each such other equity security shall in all cases bear to each other the same ratio that accrued but unpaid dividends per Share of Series C Preferred Stock for the then current Dividend Period and each prior Dividend Period, if any, as to which dividends have been declared and each such other equity security (which shall not include any previously undeclared and unpaid dividends for prior periods if such other equity security is not entitled to cumulative dividends) bear to each other.

(e)  If any Shares of Series C Preferred Stock are outstanding, none of the Corporation’s Common Stock or other equity securities ranking, as to dividends or upon liquidation, on parity with or junior to the Series C Preferred Stock shall be redeemed, purchased or otherwise acquired, directly or indirectly, for any consideration (or any monies be paid to or made available for a sinking fund for the redemption thereof) by the Corporation (except by conversion into or exchange for the Corporation’s Common Stock or other equity securities ranking, as to dividends and upon liquidation, junior to the Series C Preferred Stock) unless full dividends on the Series C Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for three consecutive Dividend Periods, the most recent of which is the then current Dividend Period, or, if there have been fewer than three Dividend Periods since the date of original issuance of the Shares, for each Dividend Period commencing on or after such original issuance date.

(4)  Liquidation.

(a)  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (collectively, a “liquidation”), holders of record of Series C Preferred Stock then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to stockholders (after payment or provision for payment of all debts and other liabilities of the Corporation and the liquidation preference of any equity securities of the Corporation ranking, as to liquidation, senior to the Series C Preferred Stock) an amount equal to the liquidation preference of $1,000.00 per Share, plus (i) all accrued but unpaid dividends for the then current Dividend Period until the date of payment in such Dividend Period and (ii) all accrued but unpaid dividends that have been declared with respect to one or more prior Dividend Periods (but without accumulation of any previously undeclared and unpaid dividends for prior Dividend Periods), before any distribution of assets is made to holders of the Corporation’s Common Stock or any other equity securities ranking, as to liquidation, junior to the Series C Preferred Stock. After payment of the full liquidating distributions to which they are entitled, the holders of Series C Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

(b)  If, upon any liquidation of the Corporation, the legally available assets of the Corporation are insufficient to make full payment to holders of the Series C Preferred Stock and all equity securities of the Corporation ranking, as to liquidation, on parity with the Series C Preferred Stock, then the holders of the Series C Preferred Stock and such other equity securities shall share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)  The following events, individually or as part of a series of transactions, shall not be considered a liquidation of the Corporation within the meaning of Section 4: (i) a consolidation or merger of the Corporation with or into another entity; (ii) the merger of another entity with or into the Corporation; (iii) a statutory share exchange by the Corporation; or (iv) a sale, lease, transfer or conveyance of all or substantially all of the Corporation’s assets.

(d)  Written notice of any liquidation of the Corporation, stating the amount of any resulting liquidating distributions and the payment date when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the Corporation by first class mail, postage pre-paid, not less than 30 nor more than 60 calendar days immediately preceding the payment date stated therein, to each holder of record of Series C Preferred Stock at its address appearing in the stock records of the Corporation.

(5)  Redemption.

(a)  The Shares of Series C Preferred Stock are not redeemable prior to July 1, 2010. On or after July 1, 2010, the Corporation, at its option, upon the giving of written notice as provided in Section 5(d) and subject to the receipt by the Corporation of prior approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve”), if then regulated under the capital guidelines or policies of the Federal Reserve, may redeem Shares of the Series C Preferred Stock, in whole or from time to time in part, for cash at a redemption price per Share (the “Redemption Price”) equal to the Price specified below for the period in which the date of the redemption (the “Redemption Date”) falls, plus (i) all accrued but unpaid dividends for the then current Dividend Period to, but excluding, such Redemption Date in such Dividend Period and (ii) all accrued but unpaid dividends that have been declared with respect to one or more prior Dividend Periods (but without accumulation of any previously undeclared and unpaid dividends for prior Dividend Periods).

Redemption During the 12-Month Period Beginning July 1,	Price

2010	$1,050.00
2011	$1,045.00
2012	$1,040.00
2013	$1,035.00
2014	$1,030.00
2015	$1,025.00
2016	$1,020.00
2017	$1,015.00
2018	$1,010.00
2019	$1,005.00
2020 and thereafter	$1,000.00

If any Redemption Date falls on a day that is not a Business Day, then such Redemption Date shall be the next succeeding Business Day, and no additional dividends shall accrue on the related payment as a result of such delay.

(b)  On any Redemption Date, the Redemption Price for Shares designated for redemption as provided in Section 5(d) shall be paid by the Corporation in immediately available funds against presentation and surrender of such Shares at a place specified for such purpose in such notice, and such Shares shall thereupon be canceled; provided, however, that if such Redemption Date falls after a Dividend Record Date and on or prior to the related Dividend Payment Date, then the dividends payable on such Dividend Payment Date shall be paid to the holders of record on the close of business on such Dividend Record Date notwithstanding the redemption thereof on such Redemption Date or the Corporation’s default in the payment of such dividends on such Dividend Payment Date.

(c)  If fewer than all of the outstanding Shares of Series C Preferred Stock are to be redeemed in accordance with Section 5(a), the Shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Board of Directors. If fewer than all of the Shares of Series C Preferred Stock represented by any certificate therefor are to be redeemed, the Corporation shall issue without charge to the holder thereof a new certificate representing the Shares of Series C Preferred Stock not so redeemed.

(d)  Notice of redemption will be mailed by the Corporation or its agent, postage pre-paid, not less than 30 nor more than 60 calendar days immediately preceding the applicable Redemption Date, to the holders of record of the Shares of Series C Preferred Stock to be redeemed at their respective addresses appearing in the stock records of the Corporation, and to the Calculation Agent and any transfer agent for the Shares. In addition to any information required by law, each written notice shall state: (i) the applicable Redemption Date; (ii) the Redemption Price; (iii) the number of Shares of Series C Preferred Stock to be redeemed and, if less than all of the Shares of a particular holder are to be redeemed, the number of such Shares to be redeemed; (iv) the place or places where the holders of Series C Preferred Stock may present and surrender their Shares for payment of the Redemption Price; and (v) that dividends on the Shares of Series C Preferred Stock to be redeemed will cease to accrue on such Redemption Date.

(e)  At its election, the Corporation may, prior to the applicable Redemption Date, irrevocably deposit the Redemption Price for the Shares of Series C Preferred Stock designated for redemption in trust for the holders thereof with a bank or trust company that is not affiliated with the Corporation, in which case the notice of redemption to holders of record of the Series C Preferred Stock to be redeemed shall: (i) state the date of such deposit, (ii) specify the office of such bank or trust company as the place of payment of the Redemption Price and (iii) require such holders to present and surrender their related Shares at such place on such Redemption Date against payment of the Redemption Price therefor. Any monies so deposited which remain unclaimed at the end of two years after such Redemption Date shall be returned by such bank or trust company to the Corporation, and after the return of such monies, the holders of the Series C Preferred Stock shall look solely to the Corporation for payment of the Redemption Price without interest.

(f)  Notice having been mailed in accordance with Section 5, from and after the applicable Redemption Date (unless the Corporation defaults in payment of the Redemption Price), all dividends on the Shares of Series C Preferred Stock designated for redemption shall cease to accrue and all rights of the holders thereof, except the right to receive the Redemption Price therefor, shall terminate with respect to such Shares, and such Shares shall not thereafter be transferred on the Corporation’s stock records (except with the consent of the Corporation) or be deemed to be outstanding for any purpose whatsoever.

(g)  Notwithstanding anything to the contrary contained herein, unless full dividends on the Series C Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for payment thereof set apart for the then current Dividend Period, (i) no Shares of Series C Preferred Stock shall be redeemed unless all outstanding Shares of Series C Preferred Stock are simultaneously redeemed and (ii) the Corporation shall not purchase or otherwise acquire, directly or indirectly, any Shares of Series C Preferred Stock.

(h)  Any Shares of Series C Preferred Stock that have been redeemed by the Corporation shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series, until once more designated as part of a particular series of Preferred Stock by the Board of Directors.

(i)  The Series C Preferred Stock shall not be entitled to the benefit of, or be subject to, any sinking fund and shall not be subject to mandatory redemption or redemption at the option of the holders thereof.

(6)  Voting Rights.

(a)  Holders of the Series C Preferred Stock shall not have any voting rights, except as required by law (including the California Corporations Code) or as set forth herein.

(b)  Whenever full dividends on the Series C Preferred Stock shall not have been paid (i) in an aggregate amount equal to or greater than four full quarterly dividends (whether or not such dividends related to consecutive Dividend Periods) or (ii) for one quarterly Dividend Period following the payment in full of 12 consecutive quarterly dividends (a “Preferred Dividend Cure”) after the occurrence of the circumstances described in clause (i) above (each, a “Preferred Dividend Default”), the holders of record of the Series C Preferred Stock (voting as a single class with all other equity securities of the Corporation upon which like voting rights have been conferred and are exercisable (“Parity Voting Preferred Stock”)) shall be entitled to elect two additional directors (the “Preferred Stock Directors”) to the Board of Directors at a special meeting called by the holders of record of at least 10% of the outstanding Shares of Series C Preferred Stock (or the holders of any other Parity Voting Preferred Stock) (unless such request is received less than 90 calendar days before the date fixed for the next annual meeting of stockholders) or, if the request for a special meeting is received by the Corporation less than 90 calendar days before the date fixed for the next annual meeting of stockholders, at the next annual meeting of stockholders, and at each subsequent annual meeting if a Preferred Dividend Default then exists. Upon election, the Preferred Stock Directors shall become directors of the Corporation and the authorized number of directors of the Corporation shall thereupon automatically be increased by two.

(c)   On any matter in which the holders of Series C Preferred Stock are entitled to vote (as expressly provided herein or as may be required by law (including the California Corporations Code)), including any action by written consent, each Share of Series C Preferred Stock shall be entitled to one vote, except that when any Parity Voting Preferred Stock shall have the right to vote with the Series C Preferred Stock as a single class on any matter, then the Series C Preferred Stock and such Parity Voting Preferred Stock shall be entitled to one vote per $1,000.00 of liquidation preference with respect to any such matter, and a plurality of the voting power of the Series C Preferred Stock and such Parity Voting Preferred Stock shall determine any such matter.

(d)  Upon a Preferred Dividend Cure following the most recent Preferred Dividend Default, the holders of Series C Preferred Stock shall be divested of the voting rights set forth in Section 6(b) and the term of office of the Preferred Stock Directors elected pursuant to Section 6(b) shall terminate (subject to revesting in the event of each and every Preferred Dividend Default). In accordance with and subject to the provisions of the California Corporations Code, a Preferred Stock Director may be removed at any time with or without cause by the vote or consent of the holders of Series C Preferred Stock and Parity Voting Preferred Stock then having the voting rights set forth in Section 6(b) voting as a single class. In accordance with and subject to the provisions of the California Corporations Code, any vacancy in the office of a Preferred Stock Director may be filled by a vote of the holders of record of a majority of the outstanding Shares of Series C Preferred Stock and Parity Voting Preferred Stock then having the voting rights set forth in Section 6(b) above voting as a single class. Each Preferred Stock Director shall be entitled to one vote on any matter considered by the Board of Directors.

(e)  The Corporation shall not, without the affirmative vote or consent of the holders of record of a majority of the Shares of Series C Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, (i) authorize, create or issue, or increase the authorized, created or issued amount of, any class or series of the Corporation’s equity securities ranking, as to dividends or upon liquidation, senior to the Series C Preferred Stock, or reclassify any authorized class or series of equity securities of the Corporation into any such equity securities, or authorize, create or issue any obligation or security convertible into or evidencing the right to purchase any such equity securities or (ii) amend, alter or repeal the provisions of the Articles of Incorporation (including this Certificate of Determination), whether by merger or consolidation (in either case, an “Event”) or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock; provided, however, that with respect to any such amendment, alteration or repeal of the provisions of the Articles of Incorporation (including this Certificate of Determination), upon the occurrence of an Event, so long as the Shares of Series C Preferred Stock remain outstanding with the terms thereof unchanged in any material and adverse respect, taking into account that, upon the occurrence of an Event, the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Series C Preferred Stock; and provided, further, that any increase in the amount of authorized Preferred Stock (subject to the conditions of clause (i) above), or any increase in the authorized, created or issued amount of Series C Preferred Stock, or the authorization, creation or issuance of, or increase in the authorized, created or issued amount of, any class or series of the Corporation’s equity securities ranking, as to dividends and upon liquidation, on parity with or junior to the Series C Preferred Stock, shall not be deemed to materially and adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock.

(f)  The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote or consent would otherwise be required shall be effected, all outstanding Shares of Series C Preferred Stock shall have been redeemed or called for redemption upon proper notice and funds sufficient to effect such redemption shall have been irrevocably deposited in trust for the holders thereof with a bank or trust company that is not affiliated with the Corporation.

(7)  Conversion. The Series C Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation or any other entity.

(8)  Exclusion of Other Rights. Subject to the provisions of the California Corporations Code, the Shares of Series C Preferred Stock shall not have any preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions other than those specifically set forth in this Certificate of Determination. The Shares of Series C Preferred Stock shall not have the benefit of, and shall not be subject to, any preemptive or similar rights.

(9)  Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(10)  Severability of Provisions. If any preference, right, voting power, restriction, limitation as to dividends or other distributions, qualification or other term or condition of this Certificate of Determination is invalid, unlawful or incapable of being enforced by reason of any rule of law (including the California Corporations Code) or public policy, all other preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and other terms or conditions of this Certificate of Determination which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preference, right, voting power, restriction, limitation as to dividends or other distributions, qualification or other term or condition of this Certificate of Determination shall be deemed dependent upon any other provision thereof unless so expressed therein.

(11)  Restrictions on Transfer.

(a)  The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, until so registered, may not be offered or sold except in a transaction exempt from, or not subject to, the registration requirements of the Securities Act.

(b)  Unless and until the Shares are registered under the Securities Act, prior to (x) the date that is two years (or such shorter period of time specified in Rule 144(k) under the Securities Act) after the later of the date of original issuance of the applicable Shares and the last date on which the Corporation or any Affiliate (as defined in Rule 405 under the Securities Act) of the Corporation was the owner of such Shares and (y) such later date, if any, as may be required by applicable law, all certificates representing such Shares shall bear the following legend and be subject to the restrictions specified therein:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE CORPORATION OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE CORPORATION WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE CORPORATION, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”, AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE CORPORATION’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, FURTHER AGREES THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD HERETO OR THERETO EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN LOTS OF AT LEAST 100 SECURITIES. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A LOT OF LESS THAN 100 SECURITIES PRIOR TO THE RESALE RESTRICTION TERMINATION DATE SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DIVIDENDS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

(c)  The Shares shall initially be represented in book-entry only form through the facilities of The Depository Trust Company (“DTC”). Notwithstanding anything to the contrary contained herein, the Corporation shall not cause the Shares to be removed from the book-entry only system of DTC. So long as the Shares are represented in book-entry only form, the related global certificate(s) shall bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(d)  The Corporation shall deliver (i) to each holder of record of Series C Preferred Stock each Report on Form 10-K or Form 10-KSB and Form 10-Q or Form 10-QSB, if any, prepared by the Corporation and filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within 10 Business Days after the filing thereof or (ii) if the Corporation is (a) not then subject to Section 13 or 15(d) of the Exchange Act (a “Private Entity”) or (b) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, to each holder of record of Series C Preferred Stock and prospective transferees of each such holder, upon request, the information required by Rule 144A(d)(4) under the Securities Act. Notwithstanding the foregoing, if the Corporation subsequently becomes a Private Entity, then, within 90 days after the end of each fiscal year, beginning with the fiscal year in which the Shares were originally issued, the Corporation shall deliver to each holder of record of Series C Preferred Stock, unless otherwise provided pursuant to the preceding sentence, (A) a copy of the Corporation’s audited consolidated financial statements (including balance sheet and income statement) covering the related annual period and (B) the report of the independent accountants with respect to such financial statements.

(e)  The Corporation will cause copies of its reports on Form FR Y-6 to be delivered to each holder of record of Series C Preferred Stock promptly following their filing with the applicable regulatory authority, if such reports are not otherwise publicly available.

(12)  Other Provisions.

(a)  The holders of Shares as such are not entitled to any preemptive or preferential right to purchase or subscribe to any capital stock, obligations, warrants or other securities of the Corporation.

(b)  Except as may otherwise be required by law (including the California Corporations Code), the Shares of Preferred Stock shall not have any powers, designations, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Determination or the Articles of Incorporation.

(Signature page follows)

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate of Determination are true and correct and of our own knowledge.

Dated: April 15, 2005

By:	/s/ Norman A. Morales
Norman A. Morales, President and Chief Executive Officer
By:	/s/ Richard S. Hagan
Richard S. Hagan, Secretary